                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) April 24, 2002



                                 AAIPHARMA INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)




           Delaware                     0-21185                  04-2687849
----------------------------    ------------------------     -------------------
(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                      Identification No.)


                           2320 Scientific Park Drive
                        Wilmington, North Carolina 28405
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                    (Address of Principal Executive Offices)
                                   (Zip Code)


                                 (910) 254-7000
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


--------------------------------------------------------------------------------
              (Former name or address, if changed from last report)




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Item 5.  Other Events.
         ------------

         On April 24, 2002, aaiPharma Inc., (the "Company"), issued a press release (the "First Release") announcing the Company's financial results for the first quarter of 2002 and updated financial guidance for 2002. The First Release is filed as Exhibit 99.1 hereto and is incorporated by reference herein.

         On April 30, 2002, the Company issued a press release (the "Second Release") announcing the appointment of Dr. Philip Tabbiner as the Company's Chief Executive Officer and the appointment of Dr. Frederick Sancilio as the Executive Chairman of the Board of Directors, both actions effective July 1, 2002. The Second Release is filed as Exhibit 99.2 hereto and is incorporated by reference herein.


Item 7.  Financial Statements and Exhibits.
         ---------------------------------

         (a)      Exhibits

         Exhibit 99.1  --        Press release dated April 24, 2002
         Exhibit 99.2  --        Press release dated April 30, 2002



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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 3, 2002

                                            AAIPHARMA INC.


                                            By:  /s/ Philip Tabbiner
                                                 -------------------------------
                                                 Philip Tabbiner
                                                 President





                                  EXHIBIT INDEX


         Exhibit No.                  Exhibit
         -----------                  -------

         Exhibit 99.1 -- Press release dated April 24, 2002
         Exhibit 99.2 -- Press release dated April 30, 2002